EXHIBIT 10.1

PROMISSORY NOTE

Principal: USD$____
DATED:  ___, 2013

FOR VALUE RECEIVED, ____________(the Maker) does hereby unconditionally promise to pay to or to the order of ____________ (the Holder), ON DEMAND the sum of ___________DOLLARS ($_______) of lawful money of the United States of America (the Principal) on the following terms and conditions:

Payment of Principal: The Principal shall be payable on DEMAND.
Interest: Interest shall accrue on the unpaid portion of the Principal at the rate of 18% per annum, calculated and payable monthly, until repaid.
Prepayment: The Maker shall have the right at any time to pay all, or any portion of, the Principal outstanding as at the date of such payment without notice, bonus or penalty.
Assignment: This Promissory Note is assignable by the Holder with written notice of that assignment to the Maker.
Waiver: The Maker waives presentment for payment, protest, notice of protest, notice of dishonor, notice of non-payment and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Promissory Note.
Governing Law: This Promissory Note shall be governed by, and construed and enforced in accordance with, the laws of ______________.

DATED at __________________, on the day and year first above written.

SIGNED, SEALED AND DELIVERED by __________on behalf of L3 Corp. the presence of the following witness:

______________________________	______________________________
Witness signature	L3 Corp. – (authorized signature)

______________________________
Witness Name